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                                                                     Exhibit 4.1

                                   KONA GRILL


COMMON STOCK                                                        COMMON STOCK

   NUMBER                                                              SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 50047H 20 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT


                                    SPECIMEN
IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
                                       OF

--------------------------------------------------------------------------------
-------------------------------KONA GRILL, INC.---------------------------------
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[KONA GRILL, INC. CORPORATE SEAL GRAPHIC]

Dated:


President and Chief Executive Officer       Secretary



COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR


AUTHORIZED SIGNATURE






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                                KONA GRILL, INC.

This certificate evidences shares of Common Stock of the Corporation. Other classes of shares of the Corporation are or may in the future be authorized and those classes may consist of one or more series of shares each with different designations, rights, preferences, and limitations. The Corporation will furnish any stockholder upon written request and without charge a full statement of the designations, rights, preferences, and limitations of the shares of each class authorized to be issued, and the variations in the rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the variations, rights, and preferences of future series.
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

 JT TEN- as joint tenants with
         right of survivorship and
         not as tenants in common

UNIF GIFT MIN ACT-________________Custodian_________________
                      (Cust)                    (Minor)

                  under Uniform Gifts to Minors

                  Act_______________________________________
                                     (State)

UNIF TRF MIN ACT-_________________Custodian (until age______)

                 _________________under Uniform Transfers
                     (Minor)

                 to Minors Act______________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,__________________hereby sell, assign, and transfer unto

________________________________________________________________________________

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated________________________             X_____________________________________

                                          X_____________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


By____________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND
  LOAN ASSOCIATIONS AND CREDIT UNIONS
  WITH MEMBERSHIP IN AN APPROVED
  SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C.
  RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.